UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016

HERSHA HOSPITALITY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive

Harrisburg, Pennsylvania 17102

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On May 24, 2016, Hersha Hospitality Trust (the “Company”) and Hersha Hospitality Limited Partnership (the “Operating Partnership”) entered into an underwriting agreement with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in the underwriting agreement (the “Underwriters”), with respect to the offer and sale by the Company of 7,000,000 shares of the Company’s 6.50% Series D Cumulative Redeemable Preferred Shares, par value $0.01 per share (liquidation preference $25.00 per share) (the “Series D Preferred Shares”). The Underwriters were granted an option to purchase up to an additional 1,050,000 Series D Preferred Shares, bringing the total number of Series D Preferred Shares that may be issued in this offering to 8,050,000 Series D Preferred Shares.

Pursuant to the underwriting agreement, the Company expects to issue and sell to the public 7,000,000 shares of its Series D Preferred Shares on May 31, 2016, at a public offering price of $25.00 per share. The net proceeds to the Company from the public offering of the Series D Preferred Shares is expected to be approximately $169.3 million, after deducting the underwriting discount and estimated offering expenses payable by the Company. The offering of the Series D Preferred Shares is being made pursuant to the prospectus supplement dated May 24, 2016 and the accompanying base prospectus dated May 22, 2014, filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-196175) (the “Registration Statement”), which became effective upon filing with the Commission on May 22, 2014.

The closing of the offering and the delivery of the Series D Preferred Shares is expected to occur on May 31, 2016. The underwriting agreement contains customary representations, warranties and agreements of the Company and the Operating Partnership, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the underwriting agreement, the Company and the Operating Partnership agreed to indemnify the underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the underwriters may be required to make in respect of these liabilities.

In the ordinary course of business the Underwriters or their affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company, the Operating Partnership and their affiliates for which they have received or may receive customary fees and expenses. Banking affiliates of Morgan Stanley & Co. LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated, Raymond James & Associates, Inc., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., BBVA Securities Inc. and PNC Capital Markets LLC are lenders under our senior unsecured term and revolving credit agreements with Citigroup Global Markets Inc. and Wells Fargo Securities, LLC acting as joint lead arrangers and joint book running managers, and Citibank, N.A., an affiliate of Citigroup Global Markets Inc., acting as administrative agent.

The above summary of the underwriting agreement does not purport to be complete and is qualified in its entirety by the underwriting agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated by reference herein. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to the Registration Statement, and such exhibit is hereby incorporated by reference into the Registration Statement.

Item 3.03 Material Modification of the Rights of Security Holders.

The disclosure set forth under Item 5.03 below is herein incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the issuance and sale of the Series D Preferred Shares, the Company caused Articles Supplementary, which classify 8,050,000 shares of the Company’s authorized preferred shares as Series D Preferred Shares, to be filed with the State Department of Assessments and Taxation of Maryland on May 27, 2016. A copy of the above-referenced Articles Supplementary is filed as Exhibit 3.1 to the Company’s Registration Statement on Form 8-A filed on May 27, 2016 and incorporated by reference herein.

The Series D Preferred Shares rank senior to all classes and series of the Company’s common shares and any junior shares the Company may issue in the future, and on parity with the Company’s 8.00% Series B Cumulative Redeemable Preferred Shares, the Company’s 6.875% Series C Cumulative Redeemable Preferred Shares and any other parity shares the Company may issue in the future, in each case, with respect to the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Company, all as set forth in the Articles Supplementary.

The Company, as the general partner of the Operating Partnership, has amended the agreement of limited partnership of the Operating Partnership (the “Partnership Agreement”) to provide for the issuance of up to 8,050,000 6.50% Series D Preferred Partnership Units (liquidation preference $25.00 per unit) (the “Series D Preferred Units”). Such amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein. The Company expects to contribute the net proceeds from the sale of the Series D Preferred Shares in the offering to the Operating Partnership, in exchange for the same number of Series D Preferred Units. The Series D Preferred Units have economic terms that mirror the terms of the Series D Preferred Shares. The issuance of the Series D Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

The Series D Preferred Units will rank, as to distributions and upon liquidation, senior to the common units of limited partnership interest in the Operating Partnership and on parity with the Operating Partnership’s 8.00% Series B Preferred Partnership Units, prior to the redemption of such units, the Operating Partnership’s 6.875% Series C Preferred Partnership Units and other parity units the Operating Partnership may issue in the future, all as set forth in the form of amendment to the Partnership Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of the Series D Preferred Shares is attached to this Current Report on Form 8-K as Exhibit 5.1. A copy of the opinion of Hunton & Williams LLP with respect to certain tax matters is attached to this Current Report on Form 8-K as Exhibit 8.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 24, 2016, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

3.1	Articles Supplementary relating to the Series D Preferred Shares (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A filed on May 27, 2016).

5.1	Opinion of Venable LLP as to the validity of the Series D Preferred Shares.

8.1	Opinion of Hunton & Williams LLP as to certain tax matters.

10.1	Eighth Amendment to the Agreement of Limited Partnership of Hersha Hospitality Limited Partnership.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: May 27, 2016	By:	/s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 24, 2016, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

3.1	Articles Supplementary relating to the Series D Preferred Shares (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A filed on May 27, 2016).

5.1	Opinion of Venable LLP as to the validity of the Series D Preferred Shares.

8.1	Opinion of Hunton & Williams LLP as to certain tax matters.

10.1	Eighth Amendment to the Agreement of Limited Partnership of Hersha Hospitality Limited Partnership.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1).